FORM 8-K

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549

                             CURRENT REPORT





Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 1996 (December 2, 1996)

                       HEALTH IMAGES, INC.
________________________________________________________________
       (Exact name of registrant as specified in its charter)
       Delaware                 1-11654          58-1485618
________________________________________________________________
(State or other jurisdiction   (Commission      (IRS Employe
    of incorporation)           File Number)    Identification
                                                     No.

8601 Dunwoody Place, Building 200, Atlanta, Georgia   30350
________________________________________________________________
(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code (770) 587-5084
                                                   ______________
                           Not Applicable
_________________________________________________________________
(Former name or former address, if changed since last report.)

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Item 5.      Other Event
      On December 2, 1996, the Registrant entered into a Plan and Agreement of Merger (the "Merger Agreement") with HEALTHSOUTH Corporation, Delaware corporation ("HEALTHSOUTH"), and Hammer Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of HEALTHSOUTH ("Merger Sub"), providing for the acquisition of the Registrant by HEALTHSOUTH through a merger (the "Merger") of Merger Sub into the Registrant. In the Merger, each outstanding share of common stock, $.01 par value ("Common Stock"), of the Registrant (other than shares held by the Registrant or any subsidiary of the Registrant) will be converted?? into the right to receive .446 of a share of common stock, $.01 par value, of HEALTHSOUTH.

      The consummation of the transactions contemplated by the Merger Agreement is subject to certain conditions including approval of the Merger and the Merger Agreement by the stockholders of the Registrant and expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

      A copy of the Merger Agreement is attached as Exhibit 99.1 to this Report and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

  (c)    Exhibits.

         99.1. Plan and Agreement of Merger dated as of December 2, 1996 among the Registrant, HEALTHSOUTH Corporation and Hammer Acquisition Corporation. The Exhibit contains a list briefly identifying the contents of the Disclosure Schedule to the Plan and Agreement of Merger, which has been omitted. The Registrant agrees to furnish supplementally a copy of the Disclosure Schedule to the Commission upon request.

                                SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 5, 1996              HEALTH IMAGES, INC.


                                     By: /s/ Robert D. Carl, III
                                         ________________________
                                         Robert D. Carl, III
                                         Chairman of the Board
                                         President and Chief Executive Officer





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                              EXHIBIT INDEX


    Exhibit                                                        Sequential
    Number                         Description                    Page Number
    _______                        ___________                    ____________



      99.1. Plan and Agreement of Merger dated as of December 2, 1996 among the Registrant, HEALTHSOUTH Corporation and Hammer Acquisition Corporation.
              The Exhibit contains a list briefly identifying the contents of the Disclosure Schedule to the Plan and Agreement of Merger, which has been omitted. The Registrant agrees to furnish supplementally a copy of the Disclosure Schedule to the Commission upon request.